Rule One Fund

Founders Class Shares (Ticker: RULRX)

Investor Class Shares (Ticker: RULIX)

(the “Fund”)

a series of

World Funds Trust

Supplement dated October 14, 2025

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2025:

1)	The following is added as a new paragraph after the tenth paragraph in the section titled “Principal Investment Strategies” in the Fund’s Fund Summary in the Fund’s Summary Prospectuses and Prospectus and in the section titled “Additional Information About Principal Investment Strategies and Principal Risks” in the Fund’s Prospectus:

The Fund may also use swap contracts, such as credit default swaps and credit default swap indexes, for both hedging and non-hedging purposes. The Adviser expects the Fund to invest, from time to time, in credit default swaps and/or credit default swap indexes to hedge against equity market risk.

2)	The following is added as the third bullet point in the section titled “Principal Risk -Derivatives Risks” in the Fund’s Fund Summary Prospectuses and in the Prospectus:

•	Credit Default Swaps and Credit Default Swap Indexes. The Fund’s use of credit default swaps or credit default swap indexes are subject to special risks, including the risk that the investment may expire worthless and only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability) and the risk that the counterparty may fail to satisfy its payment obligations to the fund in the event of a default.

3)	The following is added as the ninth paragraph in sub-section titled “Derivatives” in the section titled “Additional Information About Investment Objectives and Policies” in the Fund’s SAI:

Credit Default Swaps and Credit Default Swap Indexes. The Fund may also use swap contracts, such as credit default swaps and credit default swap indexes, for both hedging and non-hedging purposes. From time to time, the Fund may invest in credit default swaps and/or credit default swap indexes to hedge against equity market risk. The Fund may invest in credit default swap agreements or credit default swap indexes to hedge against the risk of default of the debt of a particular issuer or basket of issuers or to attempt to profit from changes or perceived changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”) or to hedge against equity market risk or other non-credit risks. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund will generally be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”). The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection.

Credit default swap indexes (or CDX) are used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over-the-counter derivative, a CDX may be exchange-traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be cheaper to hedge the Fund’s portfolio with a CDX than it would be to buy many single-name credit default swaps to achieve a similar effect.

Risks Regarding Credit Default Swaps and Credit Default Swap Indexes. The Fund’s use of credit default swaps or credit default swap indexes, which are a type of derivative instrument, are subject to special risks and may result in losses to the Fund. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap who may fail to satisfy its payment obligations to the fund in the event of a default. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests. Other risks include that the investment may expire worthless and only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This supplement, the Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain each Summary Prospectus, Prospectus or Statement of Additional Information without charge by emailing the Fund at mail@ccofva.com.